UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 30, 2012 (August 29, 2012)

CAPITOL BANCORP LIMITED

(Exact name of registrant as specified in its charter)

Michigan	001-31708	38-2761672
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Capitol Bancorp Center
200 N. Washington Sq., Lansing, MI
(Address of principal executive offices)

48933
(Zip Code)

517-487-6555
 (Registrant's Telephone Number, Including Area Code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On August 29, 2012, the United States Bankruptcy Court for the Eastern District of Michigan entered a Final Order Establishing Restrictions on Certain Transfers of Stock in and Claims Against Debtor Capitol Bancorp Ltd. to Preserve Tax Attributes (the "Final Order"), which stipulates that a copy of the Final Order shall be filed as an exhibit to a report on Form 8-K. A copy of the Final Order is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.
Exhibits.
99.1	Final Order Establishing Restrictions on Certain Transfers of Stock in and Claims Against Debtor Capitol Bancorp Ltd. to Preserve Tax Attributes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITOL BANCORP LTD.

Date: August 30, 2012	By:	/s/ Cristin K. Reid
Cristin K. Reid
Corporate President

EXHIBIT INDEX
Exhibit
      NumberDescription
99.1	FINAL ORDER ESTABLISHING RESTRICTIONS ON CERTAIN TRANSFERS OF STOCK IN AND CLAIMS AGAINST DEBTOR CAPITOL BANCORP LTD. TO PRESERVE TAX ATTRIBUTES